As filed with the Securities and Exchange Commission on August 6, 2008
                                                 Registration No. 333-74024
                                                 Registration No. 333-100762
                                                 Registration No. 333-126962
                                                 Registration No. 333-142107
=============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -----------

POST-EFFECTIVE AMENDMENT NO. 2 TO FORM S-8 REGISTRATION STATEMENT NO. 333-74024 POST-EFFECTIVE AMENDMENT NO. 2 TO FORM S-8 REGISTRATION STATEMENT NO. 333-100762 POST-EFFECTIVE AMENDMENT NO. 2 TO FORM S-8 REGISTRATION STATEMENT NO. 333-126962 POST-EFFECTIVE AMENDMENT NO. 2 TO FORM S-8 REGISTRATION STATEMENT NO. 333-142107

                                     UNDER
                           THE SECURITIES ACT OF 1933
                                  -----------

                            INTELLIGENT LIVING CORP.
             (Exact name of registrant as specified in its charter)

               Nevada                                    88-0409024
   (State or other jurisdiction             (IRS Employer Identification No.)
    of incorporation or organization)

                 Suite 221, 2323 Quebec Street, Vancouver, B.C.
                                 V5T4S7 Canada
                    (Address of principal executive offices)

                                  -----------
                    The Elgrande.com 2003 Stock Option Plan
                    The Elgrande.com 2003 Stock Option Plan
               The Elgrande International 2005 Stock Option Plan
            The Elgrande International, Inc. 2007 Stock Option Plan
                           (Full title of the plans)
                                  -----------

                              Michael F. Holloran
                     President and Chief Executive Officer
                            Intelligent Living Corp.
                 Suite 221, 2323 Quebec Street, Vancouver, B.C.
                                 V5T4S7 Canada
                     (Name and address of agent for service)

                                 (604) 876-7494
          (Telephone number, including area code of Agent for Service)

                                   Copies to:
                          Michael Paige PLLC, Counsel
                            Jackson & Campbell, P.C.
                     1120 20[th] Street, N.W., South Tower
                             Washington, D.C. 20036
                                 (202) 457-1600
=============================================================================

     This Post-Effective Amendment filed by Intelligent Living Corp. is for the purpose of indicating that all securities offered have been sold in the offerings covered by each of the following Registration Statements:

Registration No. 333-74024, which was filed with the Securities and Exchange Commission ("SEC") and became effective on November 27, 2001;

Registration No. 333-100762 which was filed with the SEC and became effective on October 25, 2002;

Registration No. 333-126962 which was filed with the SEC and became effective on July 28, 2005; and

Registration No. 333-142107 which was filed with the SEC and became effective on April 13, 2007.





                                   SIGNATURES


          Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vancouver, Province of British Columbia, on August 6, 2008.

                             INTELLIGENT LIVING CORP.
                              (Registrant)

                               By:    /s/ Michael F. Holloran
                               -------------------------------
                             Title:  President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated.


        Signature                     Titles                          Date
        ---------                     ------                          ----

/s/Michael F. Holloran           President and Chief Executive    August 6, 2008
                                 Officer, Principal Financial
------------------------        `Officer and Director
   Michael F. Holloran




/s/Murat Erbatur                 Secretary and Director           August 6, 2008
------------------------
   Murat Erbatur